UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22748

YCG Funds
(Exact name of registrant as specified in charter)

3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Address of principal executive offices) (Zip code)

William Kruger
YCG Funds
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Name and address of agent for service)

(512) 505-2347
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  December 1, 2019 to November 30, 2020

Item 1. Reports to Stockholders.

YCG ENHANCED FUND
a series of the YCG Funds

Annual Report
November 30, 2020	Ticker Symbol: YCGEX

YCG Enhanced Fund

MESSAGE TO SHAREHOLDERS
(Unaudited)

Dear Fellow Shareholder:

For the fiscal year ended November 30, 2020, the YCG Enhanced Fund achieved a total net return of 14.49%. During the same time period, the S&P 500 Index had a total return of 17.46%, and the S&P Global Broad Market Index had a total return of 15.19%.  The Fund’s top five equity winners and top five equity losers during this period were as follows:

TOP FIVE EQUITY	TOP FIVE EQUITY
WINNERS	LOSERS
MSCI, Inc.	Wells Fargo & Co.
NIKE, Inc. – Class B	Bank of America Corp.
Facebook, Inc. – Class A	Aon PLC – Class A
Moody’s Corp.	Walt Disney Co.
Verisk Analytics, Inc.	Marsh & McLennan Cos, Inc.

The top 5 equity winners and equity losers are determined based on a ranking of the dollar gains and losses of all the equity securities owned in the portfolio over the period specified above. This calculation excludes the portfolio’s options positions, which may have experienced a gain or a loss during the period specified. Additionally, the Fund seeks to maximize long term capital appreciation with reasonable investment risk. We believe that one year is too short a period to accurately assess the soundness of our investment strategy, and, thus, we try not to draw too many conclusions from the chart above. Instead, we evaluate ourselves by the Fund’s performance over a full economic cycle, which we define as a period that includes both a recession and an economic expansion.

In many of our past letters, we’ve picked a specific company and written a deep dive on it, with the hope that you’ll better understand one of the businesses that the Fund owns as well as appreciate the depth of analysis we do before introducing a stock into the Fund. However, given the economic, political, and virus uncertainty that we continue to face, we think it’s much more important to communicate our thoughts on risk mitigation. We have two main risk mitigation principles:

Principle #1: Bet only on outcomes that we deem to be highly probable

Our high-conviction beliefs are as follows:

1)	Global wealth will continue to rise over time.

2)	There are going to be economic bumps in the road from time to time, and neither we, nor anyone else, can know in advance when they’ll occur, where they’ll occur, or how big they’ll be.

3)
Many investors want to get rich quickly and are overconfident about their abilities, causing them to generally overvalue risky stocks and undervalue the stocks of businesses with high and sustainable returns.

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4)
We believe enduring pricing power is the most important determinant of high and sustainable returns. We define enduring pricing power as the ability of a company to a) charge a large premium for products or services that are virtually identical to those of their competitors and b) maintain or grow that premium pricing for decades while still growing volumes at healthy rates.

5)
Enduring pricing power most often occurs in businesses that operate dominant networks in industries that grow at least as fast as Gross Domestic Product (“GDP”) over time. The network effects give the business the ability to charge a large premium versus competitors, and the GDP-or-better growth of the industry enables the business to raise prices at least as fast as inflation over time.

6)
Businesses run by founders or families or CEOs with large ownership stakes are generally incentivized to better allocate capital for the long-run and therefore more likely to maintain or grow their pricing power over time.

7)
Buying businesses with high and sustainable returns at prices where our estimated forward rate of return is meaningfully higher than the risk-free rate generally results in satisfactory long-term investment outcomes (i.e. paying a reasonable price for a great business tends to work out well).

Principle #2: Try and minimize damage to the portfolio if we’re wrong

We attempt to accomplish this goal by preferencing the following business and portfolio characteristics:

Business

1)	Number one or two by market share in its industry

2)	Strong product, customer, and geographic diversification

3)	Low operational leverage as demonstrated by high returns on capital, gross margins, and profit margins and/or significant variable costs

4)	Low financial leverage, preferably net cash

5)	History of relatively consistent revenue demand across the business cycle

6)	History of generating excess free cash flow even in recessions

7)	Run by owners who’ve shown a long history of treating minority shareholders fairly

8)	Headquartered in a country that protects minority shareholder rights through strong cultural norms and legal precedence

Portfolio

1)	Strict upper-bound on how much of the portfolio we will invest in any one stock or industry

2)	Wide diversification across industry, product category, geography, types of technological disruption risk, and macroeconomic factors (interest-rate sensitivity, cyclicality, etc.)

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3)
Reduction of other company-specific idiosyncratic risks. For example, if multiple businesses in the same industry have dominant networks, similar risk-adjusted returns, and strong owner-oriented management teams, own them all so as to minimize the risk of surprise capital allocation or strategy decisions

Risk Management Principles in Practice

Now that we’ve explained our principles, let’s look at some of the ways we’ve applied these principles in practice. Below, we’ve divided the portfolio into sixteen categories. By measuring the portfolio this way and grouping stocks together by type of business and thus also by risk factor (since similar businesses generally have similar risks), we are better able to limit our exposure to any one future outcome. After each category, we list a representative example with a short paragraph describing why we like the business. As you read through the list, notice how similar many of the descriptions are and how they almost all possess the two key characteristics we described earlier in the letter: 1) they operate a dominant network; and 2) they operate in a category that we believe will continue to grow at least as fast as GDP (i.e. remain the same or even grow as a percentage of people’s and/or businesses’ budgets).

Household Products/Personal Care/Packaged Food/Beverages

Representative Example: Unilever

In a crowded, competitive world where time is an ever-scarcer resource, people desire filters that can help them save time or identify potential collaborators. By creating belief networks that connect their brands to certain characteristics, consumer products companies provide consumers with valuable filtering tools. Unilever has created one of the largest collections of consumer product belief networks ever. Through savvy marketing, innovative design, a strong heritage, and brilliant acquisitions, Unilever has assembled and cultivated a collection of brands that stand for everything from quality to beauty to consistency to sustainable environmentalism. This stable of iconic brands, which literally numbers in the dozens, includes industry powerhouses such as Dove, Lifebuoy, Knorr, Lux, Sunlight, Vim, and Lipton. The strength of Unilever’s brand portfolio is evidenced by both its size and scope. Many of the company’s brands are globally recognized and span a variety of disparate product areas, everything from soap to hair care to household cleaning to soup and meal mixes, each of which is a large and growing revenue generator for the company. Moreover, the company’s brands have strong heritages and deeply-entrenched mindshare, with many of the brands having established meaningful market share in many developed and emerging markets well over a hundred years ago. This heritage aspect is particularly important since new brands can’t go back in time and create a heritage, putting them at a disadvantage versus incumbent brands such as those in Unilever’s portfolio. As a result of the social signaling value of some of the company’s brands in addition to the low-cost information filtering functions they

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provide (they’re quite cheap relative to most people’s incomes), we believe Unilever is likely to grow both its volume and pricing over time.

Cosmetics/Skin Care/Beauty

Representative Example: Estee Lauder

In a crowded, competitive world where time is an ever-scarcer resource, people desire filters that can help them quickly identify high-value collaborators. By creating belief networks that connect their brands to certain characteristics, luxury goods companies provide consumers with valuable filtering tools. Estee Lauder has created one of the largest collections of luxury beauty belief networks ever. Through savvy marketing, innovative design, a storied heritage, and brilliant acquisitions, Estee Lauder has assembled and cultivated a collection of brands that many consumers believe are synonymous with beauty, wealth, culture, coolness, and status. This stable of iconic brands, which literally numbers in the dozens, includes industry powerhouses such as Estee Lauder, MAC, Aveda, La Mer, Bobbi Brown, Too Faced, and Tom Ford Beauty. The strength of Estee Lauder’s brands is evidenced by both their size and scope. The company’s brands are globally recognized and span a variety of disparate beauty product areas, everything from makeup to skincare to fragrance to hair care, each of which is a large and rapidly growing revenue generator for the company. Moreover, the company has a storied heritage connected to celebrities, entertainers, supermodels, and centers of culture going back, in some cases, for over a hundred years. This heritage aspect is particularly important since new brands can’t go back in time and create a heritage, putting them at a huge disadvantage versus incumbent brands such as those in Estee Lauder’s portfolio. As a result of the social signaling value of the company’s brands, we believe Estee Lauder is likely to grow both its volume and pricing over time. In fact, we believe its pricing outlook is among the most favorable in our whole portfolio. Because signals of loyalty to a group and status with a group are only reliable so long as they are costly to send, Estee Lauder has to raise its prices as wealth increases in order to maintain its brands’ value propositions. This pricing power is further reinforced by favorable industry tailwinds. Whereas many industries have shrunk as a percentage of budgets over time, spending on personal care as a percentage of global consumer expenditures has grown from 2.33% in 1996 to 2.41%1 by the end of 2016. Not only does Estee Lauder benefit from enduring pricing power and long-term volume growth opportunities, but its products are also disposable and have short repurchase cycles, causing their demand to be fairly stable across various economic environments. In fact, global cosmetics revenue even grew during the recession of 2008.

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[1]	See https://www.rankingthebrands.com/The-Brand-Rankings.aspx?rankingID=299&year=1261.

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Athletic Shoes/Sportswear

Representative Example: Nike

In a crowded, competitive world where time is an ever-scarcer resource, people desire filters that can help them quickly identify high-value collaborators. By creating belief networks that connect their brands to certain characteristics, luxury goods companies provide consumers with valuable filtering tools. Nike has created one of the most robust luxury goods belief networks ever. Through savvy marketing, impressive design, and a storied heritage, Nike has cultivated a brand that many consumers believe stands for the epitome of athleticism, power, fitness, wealth, and coolness. The strength of this brand is evidenced by both its size and scope. The Nike brand is globally recognized and, in fact, is almost akin to a global luxury language. The brand is so strong that the company has successfully attached it to a variety of product areas, everything from sneakers to athletic apparel to fashion and fashion accessories, each of which is a large and rapidly growing revenue generator for the company. Moreover, the company has spent billions to create a storied heritage that connects their brand to legendary athletes, teams, celebrities, and centers of culture and competition going back to its founding in Oregon in 1964. This heritage aspect is particularly important since new brands can’t go back in time and create a heritage, putting them at a huge disadvantage versus incumbents such as Nike. As a result of its strength as a people filter, we believe Nike is likely to grow both its volume and pricing over time, particularly as billions more people are added to the global middle class and the value of their belief network likely grows even stronger. In fact, we believe its pricing outlook is among the most favorable in our whole portfolio. Even if competitors create virtually identical products, for the aforementioned reasons, we believe Nike will be able to continue to sell its products at a premium. Furthermore, because the Nike brand serves as a signal of athleticism, power, fitness, wealth, and coolness, and this signal is only reliable if it is costly to send, Nike has to raise its prices as wealth increases in order to maintain the brand’s value proposition.

Traditional Luxury Goods (Handbags, Clothing & Accessories, Jewelry, Exotic Sports Cars)

Representative Example: Hermès

In a crowded, competitive world where time is an ever-scarcer resource, people desire filters that can help them quickly identify high-value collaborators. By creating belief networks that connect their brands to certain characteristics, luxury goods companies provide consumers with valuable filtering tools. Hermès has created one of the most robust luxury goods belief networks ever. Through savvy marketing, impressive craftsmanship, and a storied heritage, Hermès has cultivated a brand that many consumers believe stands for the epitome of wealth, culture, and status. The strength of this brand is evidenced by both its size and scope. The Hermès brand is globally recognized and, in fact, is almost akin to a global luxury language.

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The brand is so strong that the company has successfully attached it to a variety of disparate product areas, everything from leather goods to fashion and fashion accessories to perfumes to watches, each of which is a large and rapidly growing revenue generator for the company. Moreover, the company has a storied heritage connected to celebrities, royalty, and centers of culture going back to its founding in Paris in 1837. This heritage aspect is particularly important since new brands can’t go back in time and create a heritage, putting them at a huge disadvantage versus incumbents such as Hermès. As a result of its strength as a people filter, we believe Hermès is likely to grow both its volume and pricing over time, particularly as billions more people are added to the global middle class and the value of their belief network likely grows even stronger. In fact, we believe its pricing outlook is among the most favorable in our whole portfolio. Even if an artisan from an Hermès workshop handcrafted an identical bag, it would sell at a fraction of the price because it would not be part of Hermès’ global belief network. Furthermore, because the Hermès brand serves as a signal of wealth, culture, and status, and this signal is only reliable if it is costly to send, Hermès has to raise its prices as wealth increases in order to maintain the brand’s value proposition. For example, whereas most handbags have become cheaper over time after adjusting for inflation, Hermès’ Birkin bag pricing has grown faster than inflation.

Payment Processing

Representative Example: Mastercard

Excluding China, where UnionPay has a monopoly, Mastercard is the second largest payment card processor in the world with a 27% market share as of 2017.2  As a result of its virtually unrivaled global network of merchant, consumer, banking, and corporate relationships, we believe Mastercard is in a great position to benefit both from global GDP growth and from the secular trend away from cash, which still remains the method of payment in 77% of the world’s transactions.3  Moreover, because network value rises exponentially as new participants join a network, we believe Mastercard is both incredibly difficult to disrupt and highly likely to maintain or even increase its pricing power over time. Remarkably, despite the long runway for growth opportunities, it is likely that very little capital will need to be reinvested to achieve this growth, increasing the earnings multiple investors should be willing to pay for the business.

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[2]	See https://www.paymentscardsandmobile.com/unionpay-stays-on-top-as-the-worlds-largest-card-scheme/.
[3]	See page 6 of https://www.mckinsey.com/~/media/McKinsey/Industries/Financial%20Services/Our%20Insights/Global%20payments%20Expansive%20growth%20targeted%20opportunities/Global-payments-map-2018.ashx.

YCG Enhanced Fund

Financial Markets Benchmarks/Analytics

Representative Example: MSCI

MSCI is a leading index provider that has essentially become a global language. In other words, for stock, bond, and derivatives markets, its indices, such as its flagship MSCI All Country World Index, are used by investors and allocators to communicate about investment performance. Because crowded information marketplaces are generally quite inefficient, requiring participants to maintain background knowledge on numerous providers and analytical methodologies, industries such as index construction and maintenance tend to coalesce around one or two standards. While many developed markets primarily use non-MSCI benchmarks (such as the S&P 500 in the U.S.), MSCI’s global and emerging markets stock indices are the globally recognized standards in their categories and possess far larger usage networks and far more data than any of their competitors. Additionally, the scope of their networks is unmatched. They provide the most complete benchmarking solution for global allocators because of their dominant positions in global and regional benchmarking as well as in the emerging markets, which overwhelm the developed markets in number and will eventually overwhelm them in dollars of market capitalization as well. Additionally, they began publishing performance data for their market-leading indices starting, in some cases, over forty years ago, and they provide analytical support and software that increases the use-cases for the data. Thus, subscriptions to their data become a “must have” for industry participants, as demonstrated by their high retention rates. Moreover, most corporations and governments, along with most large endowments, pension plans, and sovereign wealth funds, are run by employees instead of owners, further solidifying MSCI’s competitive position because employees are incentivized to make the “safe” choice (in this case, by selecting the industry standard MSCI benchmark instead of an upstart). Additional tailwinds we believe MSCI will continue to capitalize on are the trend towards indexing and the “slicing-and-dicing” of portfolios based on Environmental, Social and Governance (“ESG”) characteristics. As a result of these industry and competitive dynamics, we believe MSCI is likely to grow volume and pricing at attractive rates for years to come. Remarkably, it is likely that very little capital will need to be reinvested to achieve this growth, increasing the earnings multiple investors should be willing to pay for the business.

Rating Agencies

Representative Example: Moody’s

Moody’s sells credit ratings to corporations, governments, and banks so that they can raise debt from the capital markets. The industry in which they participate, debt capital markets, possesses favorable long-term growth prospects. Debt issuance has historically grown at least as fast as GDP, and capital market bond issuance has grown even faster as it has taken share from banking loans. Over the long term, we believe this GDP-or-better growth is likely to continue. Moody’s serves as a key information

YCG Enhanced Fund

filter in this industry. Moody’s charges corporations approximately 7 basis points4 to rate their bonds yet likely saves them 30 to 50 basis points5 in annual borrowing costs. Moody’s benefits from both protocol and data network effects. Because crowded information marketplaces are generally quite inefficient, requiring participants to maintain background knowledge on numerous providers and analytical methodologies, industries such as credit ratings tend to coalesce around one or two standards (i.e. protocols). Moody’s and its main competitor, Standard & Poor’s, are the globally-recognized credit rating standards with far larger networks and far more data than any of their competitors. Additionally, the scope of their networks is unmatched. They provide corporate, government, and structured product credit data going back, in some cases, over a hundred years, and they provide analytical support and software that increases the use-cases for the data. Moreover, most corporations and governments, along with most large endowments, pension plans, and sovereign wealth funds, are run by employees instead of owners, further solidifying Moody’s competitive position because employees are incentivized to make the “safe” choice (in this case, by hiring an industry leader like Moody’s for their credit rating needs instead of an upstart). Finally, for much of Moody’s history, the U.S. government and its various regulatory bodies made Moody’s and a few other specially-designated rating agencies so important to banks’ bond purchases that it made their ratings almost mandatory for most corporations and governments, which led to Moody’s becoming one of the entrenched, global “languages” in the ratings business today. As a result of these industry and competitive dynamics, we believe Moody’s is likely to grow volume and pricing at attractive rates for years to come. Remarkably, it is likely that very little capital will need to be reinvested to achieve this growth, increasing the earnings multiple investors should be willing to pay for the business.

Insurance Data Analytics

Representative Example: Verisk

Verisk is a data analytics and risk assessment firm with dominant positions in insurance and energy information services. Of these two segments, insurance accounts for the vast majority of Verisk’s value. Insurance is a fairly acyclical industry and has historically grown in line with GDP, naturally growing as business activity grows. Verisk serves this industry by collecting sensitive and proprietary data from insurance companies, and then these companies, in turn, subscribe to Verisk’s mission critical data and analytics to optimize their pricing as they underwrite
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[4]
See https://www.standardandpoors.com/en_US/delegate/getPDF?articleId=2148688&type=COMMENTS&subType=REGULATORY. Given the duopolistic nature of the industry, we believe Standard & Poor’s pricing is a good proxy for Moody’s. One basis point equals one hundredth of one percent.

[5]
In 2012, for the first time in its history, Heineken decided to get its debt rated. Based on Heineken’s post-mortem analysis, getting its debt rated saved the company 30 to 50 basis points of yearly interest cost. See https://web.archive.org/web/20170713073100/http://treasurytoday.com/2013/02/do-companies-need-to-be-rated-to-issue-bonds.

YCG Enhanced Fund

policies. Since the network effects inherent in this business make their database nearly impossible to replicate, and their cost is a very small percentage of company budgets, they can almost imperceptibly pass on price increases year after year which drop to the bottom line and allow them to boast high profit margins. Due to this pricing power and developing new support solutions that are deeply integrated into customer work-flows, we believe Verisk is likely to grow both pricing and volume faster than its industry over time.

Insurance Brokerages

Examples: Aon

Aon is the second largest insurance brokerage in the world. They operate in a fairly acyclical industry that has maintained its share of GDP over time, naturally growing as business activity grows. Additionally, there is some measure of built-in inflation protection because as inflations rises, so do premiums and the fees they collect on those premiums. As a result of its virtually unrivaled global network of insurance buyers, sellers, and knowledgeable brokers, we believe Aon is in a great position to maintain its pricing power and act as a toll taker on global insurance activity. In fact, because two drivers of this growth, globalization and urbanization,6 will increase the value of large insurance networks, we believe Aon is likely to be able to grow both pricing and volume faster than its industry over time. Moreover, most businesses are run by employees instead of owners, further solidifying Aon’s competitive position because employees are incentivized to make the “safe” choice (in this case, by hiring an industry leader like Aon to analyze their complex insurance needs, resulting in sticky relationships). Finally, because they earn interest on the premiums they collect, their business benefits from rising interest rates. This earnings boost could potentially help offset a compressing valuation multiple in a rising interest rate environment.

Banks

Representative Example: Bank of America

Bank of America is the largest bank in the United States by share of domestic deposits with a little over 10% of the market.7  The banking industry is attractive because deposits, which are the raw material that lead to earnings, have grown every single year since 1948 and at a pace faster than GDP. Furthermore, contrary to popular belief, the banking industry has been profitable in 83 of the last 85 years. Large banks tend to be good businesses because, through deposits, they are able to borrow money at a low rate relative to their competitors, primarily non-bank corporations and smaller banks. This funding cost advantage occurs because 1) the government guarantees bank deposits up to $250,000 per account, 2) the industry is

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[6]	See https://www.cnbc.com/2018/05/17/two-thirds-of-global-population-will-live-in-cities-by-2050-un-says.html.
[7]	See https://www.statista.com/statistics/727546/market-share-of-leading-banks-usa-domestic-deposits/.

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highly regulated, creating barriers to entry, 3) among banks, many customers value the liquidity, security, and convenience that the large banks provide over the higher interest rate they could earn if they deposited their money elsewhere, and 4) switching costs prevent most customers from constantly shopping and bouncing around for the highest deposit rates among the large banks. While this funding advantage is the most critical, it’s not the only advantage the large banks possess. After much consolidation in the industry, the large banks also possess superior geographic and product diversification that reduces the risk of their loan portfolio relative to more specialized lenders as well as economies-of-scale cost advantages in areas such as technology, cybersecurity, regulation, and marketing. For all these reasons, in addition to the much-improved balance sheets of both the banks and the average U.S. consumer post the financial crisis, we believe the large banks are likely to generate returns on equity that are significantly higher than their cost of capital over time. Finally, their business benefits from rising interest rates, so they may act as an interest rate hedge to the overall portfolio should rates surprise to the upside.

Online Brokerages

Representative Example: Charles Schwab

Schwab is the largest discount brokerage in the United States with trillions in client assets, enabling them to be the lowest cost producer in their industry. In other words, they are able to offer the largest selection of products and services relevant to the financial industry at the lowest prices possible. This scale advantage is a virtuous cycle, allowing them to continue to gather assets at a quick pace, which in turn, allows them to continue to offer the best-in-class technology and suite of wealth management products and services. Instead of having a traditional cost of entry with pricing power, Schwab’s cost of entry is the low rates it offers on deposits where they can earn a spread. They further increase their earning power by charging third party vendors, such as mutual funds, to access their massive network of users. Thus, even though asset allocation is much like a commodity service where prices are being driven down, because Schwab has created a virtually unrivaled network of investors, financial advisors, and wealth management products and services, it has pricing power through low cost deposits as well as fees to its third-party sellers. As a result, we believe Schwab is well positioned to essentially act as a toll taker on growing global wealth and to continue to increase market share of deposits and financial assets. Finally, their business benefits from rising interest rates, so they may act as an interest rate hedge to the overall portfolio should interest rates surprise to the upside.

Auto Salvage/Insurance

Representative Example: Copart

Copart is the largest provider of online salvage vehicle auctions in the world. They operate in an industry that is typically recession resistant as accidents continue and salvage rates increase when used car values drop in recessionary environments,

YCG Enhanced Fund

offsetting a decrease in miles driven. They benefit from a “not-in-my-backyard” principle by owning the most salvage yards, which also reduces their cost structure relative to competition. They have a dominant position in the United States, strong positions in Canada and the UK, and huge reinvestment opportunities as they grow operations in Germany, Ireland, Brazil, Spain, the United Arab Emirates, and Finland. Most importantly, as a result of its virtually unrivaled global network of vehicle sellers, primarily insurance companies selling totaled vehicles but also the general public and entities such as banks and fleet operators, and vehicle buyers such as dismantlers, rebuilders, used vehicle dealers, and the general public, we believe Copart is very difficult to disrupt and in a great position to benefit from growth in global vehicle auction activity. Moreover, because network value rises exponentially as new participants join a network, we believe Copart is likely to maintain or even increase its pricing power over time.

CRE Brokerages & Outsourcers

Representative Example: CBRE

CBRE is a worldwide leader in commercial real estate services, an attractive industry since commercial real estate is one of the few industries shown to maintain its share of GDP over time. CBRE’s scale allows them to cost effectively provide local market insight and specialized expertise, utilizing premier technology tools and resources, thus often becoming the safe, one-stop shop of choice for many Fortune 500 companies to service their various commercial real estate needs. As a result of its virtually unrivaled global network of real estate buyers, sellers, and knowledgeable brokers, we believe CBRE is in a great position to benefit from growth in global commercial real estate activity. In fact, because two drivers of this growth, globalization and urbanization,8 will increase the value of large global real estate networks, we believe CBRE is likely to be able to grow both pricing and volume faster than its industry over time.

Online Advertising

Representative Example: Alphabet

Alphabet owns the largest search engine, video sharing platform, mobile operating system, and mapping service in the world, enabling it to capture an estimated 31% share of the global digital advertising market as of 2019.9  Excluding China, where Alphabet’s properties are essentially banned, Alphabet has a 41% global market share. As opposed to an absolute good where prices are driven down through innovation and competition, advertising is a relative good where businesses seek to outspend their competitors to maintain mind share. As such, the advertising industry

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[8]	See https://www.cnbc.com/2018/05/17/two-thirds-of-global-population-will-live-in-cities-by-2050-un-says.html.
[9]	See https://www.emarketer.com/content/global-digital-ad-spending-2019 and https://www.emarketer.com/content/china-digital-ad-spending-2019.

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is one of the few industries that has maintained its share of GDP over time. As a result of Alphabet’s virtually unrivaled network of users, publishers, and advertisers, we believe the company is in a great position to benefit from both growth in the global advertising market and the secular trend toward digital advertising, which currently only accounts for 50% of total spend. Moreover, because a) network value rises exponentially as new participants join a network and b) the company continues to invest heavily in emerging media platforms such as Waymo, we believe Alphabet is likely to maintain or even increase its pricing power over time.

Business/Tax/Cloud Software

Representative Example: Microsoft

Through Office, Windows, Azure, SQL Database Management System, LinkedIn, Github, and its numerous other products and services, many of which benefit from both network effects and high switching costs, Microsoft has cleverly positioned itself as a toll road over which nearly all businesses must pass. Furthermore, the company’s embrace of the open source movement in IT, its shift to a more subscription-and-cloud-based model, and the rapidly-expanding value of its growing network of services have all made this toll feel like much more of a win-win for customers. We believe this dynamic will allow for consistent price increases in its subscription renewals. Additionally, we believe Microsoft will continue to benefit both from long-term growth in global GDP as well as the continued migration of businesses to the cloud. Remarkably, despite its long runway for growth opportunities, it is likely that very little capital will need to be reinvested to achieve this growth, increasing the earnings multiple investors should be willing to pay for the business.

Travel Software & Internet Services

Representative Example: Booking

Booking is the largest online travel agent in the world. As a result of its virtually unrivaled global network of travelers and accommodation, airline, and rental car providers, we believe Booking is in a great position to benefit both from global GDP growth and from the secular trend toward more travel and tourism, which, pre-COVID-19, was forecast to grow as a percentage of GDP from 3.2% in 2018 to 3.5% by 2029.10  While COVID-19 will significantly impact this forecast over the short and medium term, we believe the travel and tourism industry will continue to grow as percentage of GDP over the long term.

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[10]	See page 7 of https://www.wttc.org/-/media/files/reports/economic-impact-research/regions-2019/world2019.pdf.

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Concluding Thoughts

We hope this letter has given you both a more holistic view of the Funds portfolio and an increased understanding of how we approach risk mitigation. In a nutshell, our approach is to invest in businesses with enduring pricing power and long-term volume growth opportunities that we believe have a high probability of generating attractive long-term returns and then to build in numerous redundancies (such as financial conservatism and geographic diversification at both the business and portfolio level) and resiliencies (such as preferencing businesses with low cyclicality, high margins, and significant variable costs). By building in these redundancies and resiliencies, we believe we have materially reduced the probability and degree of permanent capital loss if we are wrong in our assessments of our businesses’ prospects. In times as uncertain as these, we gain tremendous comfort from these risk mitigation measures. We hope you do as well.

As always, know we’re invested right alongside you, and please let us know if there is anything you need. We are here to help.

Sincerely,

The YCG Team

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s principal risks and its non-principal risks are described in the Fund’s most recent Prospectus and Statement of Additional Information.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Fund invests primarily in equity securities without regard to market capitalization, thus investments will be made in mid and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.

The Fund writes put options and covered call options on a substantial portion of the Fund’s long equity portfolio, which have the risks of early option contract assignment forcing the Fund to purchase the underlying stock at the exercise price which may be the cause of significant losses due to the failure of correctly predicting the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Covered call writing may limit the upside of an underlying security.

The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.

Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

YCG Enhanced Fund

Diversification does not guarantee a profit or protect from loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

The S&P 500 or Standard & Poor’s 500 Index is a market-capitalization-weighted index of the 500 largest U.S. publicly traded companies. The index is widely regarded as the best gauge of large-cap U.S. equities.

The S&P Global Broad Market Index is a market capitalization-weighted index that provides a broad measure of the global equities markets and includes approximately 11,000 companies in more than 52 countries covering both developed and emerging markets.

The MSCI All Country World Index (“MSCI ACWI”) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI index tracks about 3,000 stocks in 49 developed and emerging market countries, representing a total market capitalization of tens of trillions of dollars.

It is not possible to invest in an index.  The indices are used herein for comparative purposes in accordance with SEC regulations.

Cash flow is a measure of changes in a company’s cash account during an accounting period, specifically its cash income minus the cash payments it makes. All else being equal, we greatly prefer companies that have high “free cash flows,” which we define as the cash flow from operations that is left over after spending on maintenance capital expenditures and acquisitions that are required to protect the business. In other words, it’s the cash flow from operations that is free and clear to be distributed to shareholders in the form of dividends and share repurchases, and/or to be allocated towards ways to grow the existing business through means such as “growth” acquisitions or new capital expenditures, or simply pay down debt. Typically, we calculate this by looking at a normalized view of net income plus depreciation and amortization minus the maintenance capital expenditures and acquisitions that are required to protect the business, adjusted for often overlooked items such as pensions, stock option expenses, and leases.

The forward risk-adjusted rate of return of a stock is our probability- and risk-weighted estimate of the compound annualized return we believe we are likely to achieve by owning the stock. Using our methodology, the forward risk-adjusted rate of return is calculated  by taking the sum total of the free cash flow per share of the company divided by its price (its “Free Cash Flow Yield”) and the long-term rate at which we expect these free cash flows to grow (the “Growth Rate of Free Cash Flow”) and then adjusting this number up or down based on the risk inherent in the stock (i.e. how wide the potential distribution of expected returns are in the various possible future scenarios).

Return on Capital is a profitability ratio. It measures the return that an investment generates for capital contributors i.e. stockholders. It indicates how effective a company is at turning capital into profits.

Return on Equity (“ROE”) is a measure of financial performance calculated by dividing net income by shareholders’ equity. Because shareholders’ equity is equal to a company’s assets minus its debt, ROE could be thought of as the return on net assets. ROE is considered a measure of how effectively management is using a company’s assets to create profits.

Must be proceeded/accompanied by a prospectus.

Quasar Distributors, LLC

Earnings growth is not representative of the fund’s future performance.

YCG Enhanced Fund

EXPENSE EXAMPLE
For the six months ended November 30, 2020 (Unaudited)

As a shareholder of the YCG Enhanced Fund (the “Fund”), you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2020 to November 30, 2020.

Actual Expenses

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

YCG Enhanced Fund

EXPENSE EXAMPLE (continued)
For the six months ended November 30, 2020 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	6/1/20 –
	6/1/20	11/30/20	11/30/20
Actual	$1,000.00	$1,207.00	$6.57
Hypothetical (5% return
before expenses)	1,000.00	1,019.05	6.01

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

YCG Enhanced Fund

GROWTH OF $10,000 INVESTMENT
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 28, 2012 (commencement of the Fund’s operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost.  Index returns do not reflect the effects of fees or expenses.  It is not possible to invest directly in an index.

				Since Inception
	One Year	Three Year	Five Year	(12/28/2012)
Average Annual Returns
YCG Enhanced Fund	14.49%	15.76%	14.64%	14.33%
S&P 500 Index	17.46%	13.17%	13.99%	15.04%
S&P Global BMI TR Index	15.19%	8.99%	11.16%	10.59%

YCG Enhanced Fund

TOP TEN EQUITY HOLDINGS
November 30, 2020 (Unaudited)

Percentage of
Net Assets
MSCI, Inc.	5.71%
Moody’s Corp.	4.75%
MasterCard, Inc. – Class A	4.69%
Microsoft Corp.	4.28%
NIKE, Inc. – Class B	3.96%
CBRE Group, Inc. – Class A	3.94%
Verisk Analytics, Inc.	3.63%
Marsh & McLennan Cos, Inc.	3.51%
Aon PLC – Class A	3.42%
L’Oreal SA	3.41%
Total	41.30%

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
November 30, 2020 (Unaudited)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS
November 30, 2020

	Shares	Value
COMMON STOCKS – 89.05%

Automobiles – 1.01%
Ferrari NV	19,774	$4,174,489

Banks – 4.88%
Bank of America Corp.	185,497	5,223,595
JPMorgan Chase & Co.	43,171	5,088,997
Wells Fargo & Co.	361,336	9,882,540
		20,195,132

Beverages – 1.98%
PepsiCo., Inc.	56,870	8,202,360

Capital Markets – 13.41%
Moody’s Corp. (a)	69,508	19,624,889
MSCI, Inc.	57,630	23,594,875
S&P Global, Inc. (a)	6,034	2,122,640
The Charles Schwab Corp.	206,919	10,093,509
		55,435,913

Commercial Services & Supplies – 3.37%
Copart, Inc. (a)(b)	120,695	13,934,238

Household Products – 3.97%
Colgate-Palmolive Co.	96,186	8,237,369
The Procter & Gamble Co. (c)	59,035	8,198,190
		16,435,559

Insurance – 10.34%
Aon PLC – Class A (c)	68,979	14,133,107
Marsh & McLennan Cos, Inc.	126,768	14,532,684
The Progressive Corp.	161,849	14,098,666
		42,764,457

Interactive Media & Services – 6.60%
Alphabet, Inc. – Class C (a)(b)	8,001	14,087,681
Facebook, Inc. – Class A (a)(b)	47,631	13,192,358
		27,280,039

Internet & Direct Marketing Retail – 2.49%
Booking Holdings, Inc. (b)	5,065	10,274,099

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
November 30, 2020

	Shares	Value
COMMON STOCKS – 89.05% (continued)

IT Services – 5.40%
MasterCard, Inc. – Class A	57,685	$19,411,579
Visa, Inc. – Class A (a)	13,925	2,929,124
		22,340,703

Personal Products – 8.72%
L’Oreal SA (d)	38,547	14,106,879
The Estee Lauder Companies, Inc. – Class A (a)	53,853	13,211,218
Unilever PLC – ADR	143,369	8,754,111
		36,072,208

Professional Services – 5.28%
CoStar Group, Inc. (a)(b)	7,489	6,819,259
Verisk Analytics, Inc. (a)	75,668	15,005,721
		21,824,980

Real Estate Management & Development – 3.94%
CBRE Group, Inc. – Class A (b)	266,205	16,275,774
Software – 7.29%
Adobe, Inc. (a)(b)	12,828	6,137,813
Intuit, Inc. (a)	17,911	6,305,030
Microsoft Corp. (a)	82,776	17,719,859
		30,162,702

Textiles, Apparel & Luxury Goods – 10.37%
Adidas AG (b)(d)	18,342	5,848,313
Cie Financiere Richemont SA (d)	45,222	3,756,101
Hermes International (d)	8,483	8,271,211
LVMH Moet Hennessy Louis Vuitton SE (d)	14,988	8,633,480
NIKE, Inc. – Class B (a)	121,659	16,387,467
		42,896,572
TOTAL COMMON STOCKS (Cost $216,404,859)		368,269,225

WARRANTS – 0.00% (e)

Textiles, Apparel & Luxury Goods – 0.00% (e)
Cie Financiere Richemont SA (b)(d)	90,444	17,915
TOTAL WARRANTS (Cost $0)		17,915

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
November 30, 2020

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 8.12%

U.S. Treasury Bills – 8.12%
0.000%, 12/03/2020 (b)	$2,908,000	$2,907,980
0.000%, 12/17/2020 (b)	21,000	20,999
0.000%, 12/24/2020 (b)	3,370,000	3,369,854
0.000%, 12/31/2020 (b)	12,600,000	12,599,370
0.000%, 01/14/2021 (b)	14,000	13,999
0.000%, 01/21/2021 (b)	130,000	129,987
0.000%, 02/04/2021 (b)	2,041,000	2,040,714
0.000%, 02/11/2021 (b)	2,349,000	2,348,659
0.000%, 02/18/2021 (b)	2,261,000	2,260,640
0.000%, 02/25/2021 (b)	3,000	3,000
0.000%, 03/02/2021 (b)	155,000	154,971
0.000%, 03/04/2021 (b)	498,000	497,904
0.000%, 03/11/2021 (b)	16,000	15,997
0.000%, 03/18/2021 (b)	203,000	202,949
0.000%, 03/25/2021 (b)	2,996,000	2,995,205
0.000%, 04/08/2021 (b)	102,000	101,971
0.000%, 04/13/2021 (b)	1,339,000	1,338,614
0.000%, 04/15/2021 (b)	1,334,000	1,333,600
0.000%, 04/20/2021 (b)	63,000	62,980
0.000%, 04/22/2021 (b)	839,000	838,731
0.000%, 04/29/2021 (b)	109,000	108,964
0.000%, 05/27/2021 (b)	209,000	208,910
		33,555,998
TOTAL SHORT-TERM INVESTMENTS (Cost $33,557,304)		33,555,998
Total Investments (Cost $249,962,163) – 97.17%		401,843,138
Other Assets in Excess of Liabilities – 2.83%		11,710,335
TOTAL NET ASSETS – 100.00%		$413,553,473

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Security held in connection with options written.
(b)	Non-Income Producing.
(c)	A portion of this security is pledged as collateral on options written. As of November 30, 2020, the value of collateral is $9,699,313.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
November 30, 2020

(d)	Foreign issued security.
(e)	Less than 0.05%.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN
November 30, 2020

		Notional
	Contracts	Amount	Value
PUT OPTIONS(a)
Adobe, Inc.
Expiration: January 2021;
Exercise Price: $455.00	35	$1,592,500	$52,850
Expiration: January 2021;
Exercise Price: $510.00	114	5,814,000	494,475
Alphabet, Inc. – Class C
Expiration: January 2021;
Exercise Price: $1,740.00	4	696,000	23,120
Copart, Inc.
Expiration: February 2021;
Exercise Price: $115.00	240	2,760,000	157,440
CoStar Group, Inc.
Expiration: January 2021;
Exercise Price: $910.00	18	1,638,000	60,300
The Estee Lauder Cos, Inc. – Class A
Expiration: January 2021;
Exercise Price: $230.00	37	851,000	18,648
Expiration: January 2021;
Exercise Price: $240.00	26	624,000	22,854
Facebook, Inc.
Expiration: January 2021;
Exercise Price: $275.00	57	1,567,500	72,390
Intuit, Inc.
Expiration: January 2021;
Exercise Price: $350.00	185	6,475,000	270,100
Microsoft Corp.
Expiration: December 2020;
Exercise Price: $205.00	333	6,826,500	59,940
Expiration: January 2021;
Exercise Price: $215.00	31	666,500	28,365
Moody’s Corp.
Expiration: February 2021;
Exercise Price: $280.00	187	5,236,000	272,085
Expiration: February 2021;
Exercise Price: $290.00	40	1,160,000	78,600

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)
November 30, 2020

		Notional
	Contracts	Amount	Value
PUT OPTIONS(a) (continued)
NIKE, Inc. – Class B
Expiration: January 2021;
Exercise Price: $130.00	50	$650,000	$22,600
S&P Global, Inc.
Expiration: January 2021;
Exercise Price: $350.00	13	455,000	15,860
Verisk Analytics, Inc.
Expiration: December 2020;
Exercise Price: $185.00	86	1,591,000	10,320
Visa, Inc. – Class A
Expiration: January 2021;
Exercise Price: $205.00	220	4,510,000	118,800
Expiration: January 2021;
Exercise Price: $210.00	40	840,000	31,600
Expiration: January 2021;
Exercise Price: $215.00	52	1,118,000	56,576
Total Options Written
(Premiums received $3,145,622)			$1,866,923

(a)	Exchange Traded

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2020

ASSETS:
Investments, at value (Cost $249,962,163)	$401,843,138
Foreign Currency at Value (Cost $1,990,731)	2,031,752
Cash	747
Deposits with brokers for options written	11,760,054
Receivable for Fund shares sold	143,021
Dividends and interest receivable	273,549
Prepaid expenses	46,513
Total Assets	416,098,774

LIABILITIES:
Options written, at value (Premiums received $3,145,622)	1,866,923
Payable for Fund shares redeemed	208,942
Payable to investment advisor	355,731
Payable to custodian	5,407
Other accrued expenses	108,298
Total Liabilities	2,545,301
NET ASSETS	$413,553,473

NET ASSETS CONSIST OF:
Capital stock	$260,751,346
Total distributable earnings (accumulated deficit)	152,802,127
Total Net Assets	$413,553,473
Shares outstanding (unlimited shares of no par value authorized)	17,340,862

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE(1)	$23.85

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 30 days of purchase. See Note 2(i).

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF OPERATIONS
For the year ended November 30, 2020

INVESTMENT INCOME:
Dividend income(1)	$3,625,820
Interest income	237,165
Total investment income	3,862,985
EXPENSES:
Investment advisory fees	3,671,365
Shareholder service fees	172,614
Administration fees	145,740
Accounting fees	86,432
Federal and state registration fees	58,365
Compliance fees	56,899
Legal fees	55,453
Transfer agent fees and expenses	53,267
Custody fees	32,833
Audit and tax fees	16,502
Reports to shareholders	14,595
Trustee fees and expenses	12,001
Insurance fees	8,700
Miscellaneous expenses	1,194
Total expenses before reimbursements/recoupments	4,385,960
Expense reimbursement by investment advisor (See Note 4)	(17,036)
Net Expenses	4,368,924
NET INVESTMENT INCOME (LOSS)	(505,939)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on
Investments	(4,512,638)
Options written	4,545,929
Foreign currency transactions	(52,831)
Total	(19,540)
Net change in unrealized appreciation/depreciation on
Investments	56,718,708
Options written	625,628
Foreign currency transactions	46,418
Total	57,390,754
Net realized and unrealized gain (loss) on investments	57,371,214
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$56,865,275

(1)	Net of $106,851 in foreign withholding taxes and fees.

See notes to financial statements.

YCG Enhanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
OPERATIONS:
Net investment income (loss)	$(505,939)	$228,840
Net realized gain (loss) on investments
and options written	(19,540)	1,624,214
Net change in unrealized
appreciation (depreciation)
on investments and options written	57,390,754	58,114,688
Net increase (decrease) in net assets
resulting from operations	56,865,275	59,967,742

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	146,143,174	74,203,482
Proceeds from reinvestment of distributions	1,689,631	5,917,849
Redemption fees	45,166	8,849
	147,877,971	80,130,180
Payments for shares redeemed	(106,820,398)	(17,825,146)
Net increase (decrease)	41,057,573	62,305,034

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(1,852,171)	(6,366,375)

TOTAL INCREASE (DECREASE)
IN NET ASSETS	96,070,677	115,906,401

NET ASSETS:
Beginning of year	317,482,796	201,576,395
End of year	$413,553,473	$317,482,796

CHANGES IN SHARES OUTSTANDING:
Shares sold	7,576,427	3,958,521
Issued in reinvestment of distributions	79,625	395,578
Shares redeemed	(5,471,065)	(1,061,421)
Net increase (decrease)	2,184,987	3,292,678

See notes to financial statements.

YCG Enhanced Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year
	Year Ended November 30,
	2020	2019	2018	2017	2016
NET ASSET VALUE:
Beginning of year	$20.95	$16.99	$16.60	$14.00	$13.73

OPERATIONS:
Net investment income (loss)	(0.03)	0.02	0.06	0.07	0.08
Net realized and unrealized
gain (loss) on investment securities	3.05	4.48	0.93	3.00	0.48
Total from investment operations	3.02	4.50	0.99	3.07	0.56
Redemption fee proceeds	— (1)	— (1)	— (1)	— (1)	—	(1)

Distributions from net
investment income	(0.01)	(0.06)	(0.07)	(0.08)	(0.06)
Distributions from net realized gains	(0.11)	(0.48)	(0.53)	(0.39)	(0.23)
Total distributions	(0.12)	(0.54)	(0.60)	(0.47)	(0.29)

NET ASSET VALUE:
End of year	$23.85	$20.95	$16.99	$16.60	$14.00

TOTAL RETURN	14.49%	27.74%	6.08%	22.58%	4.11%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets; end of year (000’s)	$413,553	$317,483	$201,576	$142,099	$109,568
Ratio of expenses to
average net assets:
Expenses including
reimbursement (recapture)	1.19%	1.19%	1.19%	1.19%	1.24	%(2)
Expenses excluding
reimbursement (recapture)	1.19%	1.20%	1.24%	1.34%	1.36%
Net investment income
(loss) including
reimbursement (recapture)	(0.14)%	0.09%	0.37%	0.47%	0.58%
Net investment income
(loss) excluding
reimbursement (recapture)	(0.14)%	0.08%	0.32%	0.32%	0.46%
Portfolio turnover rate	44%	6%	21%	16%	24%

(1)	Amount represents less than $0.01 per share.
(2)	See Note 4.

See notes to financial statements.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS
November 30, 2020

1.	ORGANIZATION

YCG Funds (the “Trust”) is a Delaware statutory trust organized under an Agreement and Declarations of Trust dated September 4, 2012. The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of one series, YCG Enhanced Fund (the “Fund”). The Fund is classified and operates as a non-diversified fund under the 1940 Act. The Fund commenced operations on December 28, 2012. The Fund’s investment adviser is YCG, LLC (the “Adviser”). There are an unlimited number of authorized shares. The investment objective of the Fund is to maximize long-term capital appreciation with reasonable investment risk.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

a) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than noted below.

Effective as of January 4, 2021, Herald Investment Marketing LLC is the new distributor for the Trust.

b) Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of  the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2020

the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

c) Investment Valuation – The Fund’s investments are valued at fair value.  Fair value as used for determining the Fund’s net asset value is in contrast to the use of the term “fair value” for making valuation measurements in connection with preparing the Fund’s financial statements, as discussed below under “Valuation Measurements.” FASB Accounting Standard Codification Topic 820: Fair Value Measurement uses the term “fair value” to refer generally to the value of an asset or liability, regardless of whether that value is based on readily available market quotations or on other inputs.

Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Debt securities (other than those valued using the amortized cost method) are valued at the market price furnished by a national pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining fair value. Fair value in this context is the value of securities for which no readily available market quotations exist, as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2020

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$368,269,225	$—	$—	$368,269,225
Warrants	17,915	—	—	17,915
Short-Term Investments	—	33,555,998	—	33,555,998
Total Investments
in Securities	$368,287,140	$33,555,998	$—	$401,843,138
Liabilities
Other Financial
Instruments**
Options Written	$961,463	$905,460	$—	$1,866,923

*	Please refer to the schedule of investments to view securities by industry type.
**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the year.

d) Option Writing – The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2020

writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral.  As of November 30, 2020, the Fund held securities with a value of $9,699,313 and cash of $11,760,054 as collateral for options written.  During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

The value of Derivative Instruments on the Statement of Assets and Liabilities as of November 30, 2020, are as follows:

	Liability Derivatives
Derivatives not
accounted for as
hedging instruments	Location	Value
Equity Contracts – Options	Options written, at value	$1,866,923

The effect of Derivative Instruments on the Statement of Operations for the period ended November 30, 2020, are as follows:

Amount of Realized Gain on		Change in Unrealized Appreciation
Derivatives Recognized in Income		on Derivatives Recognized in Income
Derivatives not		Derivatives not
accounted for as	Options	accounted for as	Options
hedging instruments	Written	hedging instruments	Written
Equity Contracts	$4,545,929	Equity Contracts	$625,628

The average monthly value of options written during the period ended November 30, 2020 was $2,534,531.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2020

market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.

Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of November 30, 2020:

Liabilities				Gross Amounts Not
Offset in the Statement
of Assets and Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
	Gross	in the	in the
	Amounts	Statement	Statement
	of	of Assets	of Assets
Description /	Recognized	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Options Written
Interactive Brokers	$1,866,923	$—	$1,866,923	$—	$1,866,923	$—

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

e) Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.  Therefore, no federal income tax provision is required.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2020

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  As of and during the year ended November 30, 2020, the Fund did not have any liabilities for unrecognized tax benefits.

The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended November 30, 2017.

f) Distributions to Shareholders – The Fund will declare and distribute any net investment income and any net realized long or short-term capital gains annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

g) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

h) Guarantees and Indemnifications – Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

i) Redemption Fee – Those who buy and sell the Fund within 30 calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the Statement of Changes in Net Assets.

j) Beneficial Ownership – The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At November 30, 2020, no shareholder held more than 25% of the outstanding shares of the YCG Enhanced Fund.

k) Other – Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific identification.  Dividend income is recognized on the ex-dividend date and

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2020

interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2020, the aggregate purchases and sales of securities, excluding short-term securities, were $173,880,985 and $144,366,104 respectively for the Fund.  For the year ended November 30, 2020, there were no long-term purchases or sales of U.S. Government securities for the Fund.

4.	COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Board (including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of any such party).  Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio.  The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.  The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.  With the exception of the Chief Compliance Officer, who became an employee of the Advisor in March 2020, such officers receive no compensation from the Fund for serving in their respective roles. The Fund makes reimbursement payments to the Advisor for the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the year ended November 30, 2020, are included in the Statement of Operations.  Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund.  Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  In addition to the lifetime limit, the Adviser has agreed to reimburse the Fund to the extent necessary

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2020

to ensure that total annual fund operating expenses to do not exceed 1.19% at least through April 1, 2022. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than thirty-six months following the month in which the reimbursement occurred, and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. During the year ended November 30, 2020, the Fund reimbursed $57,269 of previously waived expenses but also waived $74,305 to the Adviser. As of November 30, 2020, expenses of $90,321, $41,779 and $74,305 are subject to recoupment by the Adviser, expiring during the year ended November 30, 2021, November 30, 2022 and November 30, 2023, respectively.

Certain officers, trustees and shareholders of the Fund are also owners or employees of the Adviser.

Quasar Distributors, LLC, (“Quasar”) acted as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares during the fiscal year ended November 30, 2020.  Effective as of January 4, 2021, Herald Investment Marketing, LLC will replace Quasar as the principal underwriter.

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), and a Custody Agreement with U.S. Bank, N.A.  Under these agreements, Fund Services and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

For the period ended November 30, 2020, the Fund paid U.S Bank, N.A., while it was an affiliate of Quasar, $9,666 for brokerage commissions.

5.	CERTAIN RISKS

Non-Diversification Risk: The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

COVID-19 Risk: The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2020

the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

The above are only two of the principal risks of the Fund. The other principal risks are discussed in the Fund’s most recent Prospectus.

6.	FEDERAL TAX INFORMATION

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	November 30, 2020	November 30, 2019
Ordinary Income	$978,705	$3,593,594
Long-Term Capital Gains	873,466	2,772,781
Total	$1,852,171	$6,366,375

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under GAAP.  Accordingly, for the year ended November 30, 2020, certain differences were reclassified. The reclassifications were as follows:

Decrease Total Distributable Earnings	$(157,170)
Increase Paid-in Capital	$ 157,170

These differences are primarily due to the differing book and tax treatments of income related to currency, net operating losses and equalization.

B. Tax Basis of Investments

As of November 30, 2020, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

	YCG Enhanced Fund
		Written	Foreign
	Investments	Options	Currencies
Tax cost of investments	$249,995,961	$1,866,923	$1,990,731
Gross unrealized appreciation	152,262,150	1,278,699	41,021
Gross unrealized depreciation	(414,973)	—	—
Net tax unrealized
appreciation (depreciation)	151,847,177	1,278,699	41,021
Undistributed ordinary income	—	—	—
Undistributed long-term capital gains	—	—	—
Accumulated earnings	—	—	—
Other accumulated gains (losses)	(364,770)	—	—
Total accumulated earnings	$151,482,407	$1,278,699	$41,021

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2020

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

At November 30, 2020 the Fund had the following capital loss carryforwards:

	Short-Term	Long-Term	Expires
YCG	$ —	$279	Indefinite

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31, and the late-year losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31. For the fiscal year ended November 30, 2020, there were late year losses deferred of 369,464.

7.	NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures. There was no significant impact.

YCG Enhanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of YCG Enhanced Fund and
Board of Trustees of YCG Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of YCG Enhanced Fund (the “Fund”), a series of YCG Funds, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.
Chicago, Illinois
January 25, 2021

YCG Enhanced Fund

ADDITIONAL INFORMATION
(Unaudited)

1.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the year ended November 30, 2020, 100% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2020, 100% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund are designated as qualified dividend income.

2.	COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e. an “Independent Trustee”) received $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243 or by accessing the Fund’s website at www.ycgfunds.com. (Note for clarification: The information on our website is not incorporated by reference into this report.)

3.	PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-444-9243 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the Fund’s website at www.ycgfunds.com or on the web site of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-444-9243 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

4.	DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  The Fund’s Form N-PORT reports are available on the website of the Securities and Exchange Commission at http://www.sec.gov or on request by calling 1-800-SEC-0330.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

5.	BOARD ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

On October 22, 2020, the Board of Trustees of YCG Funds (the “Trust”) met to, among other things, approve the continuation of the investment advisory agreement for the YCG Enhanced Fund (the “Fund”). As part of the process for approving the continuation of the investment advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for the Trustees to consider, and the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the continuation of the investment advisory agreement.

In advance of the meeting, YCG, LLC (the “Adviser”) sent detailed information to the Trustees to assist them in their evaluation of the investment advisory agreement. This information included, but was not limited to, a memorandum from counsel to the Fund and the Independent Trustees that summarized the legal standards applicable to the Trustees’ consideration of the advisory agreement; comparative information relating to the Fund’s management fees and other expenses of the Fund; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; comparative information relating to the Fund’s performance; information about sales and redemptions of the Fund; information about the Fund’s compliance program; and other information the Trustees believed was useful in evaluating the approval of the investment advisory agreement. Counsel to the Fund and the Independent Trustees advised the Trustees on their fiduciary duties under the rules.

All of the factors discussed by the Trustees were considered as a whole, and were considered separately by the Independent Trustees, meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreement, the Trustees and the Independent Trustees in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

•	A comparison of the fees and expenses of the Fund to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Fund.

•	The costs and profitability of the Fund to the Adviser.

•	The performance of the Fund.

•	The other benefits to the Adviser from serving as investment adviser to the Fund (in addition to the advisory fee).

The material considerations and determinations of the Board, including all of the Independent Trustees, are as follows:

Nature, Extent and Quality of Investment Advisory Services

The Trustees noted that the Adviser supervises the investment portfolio of the Fund, directing the day-to-day management of the Fund’s portfolio, including the purchase and sale of investment securities. They then discussed with management the nature of the investment process employed by the portfolio managers of the Fund, which is research intensive, and discussed staffing at the Adviser. The Trustees concluded that the Adviser is well staffed to conduct the research needed to meet the investment objectives of the Fund.

In addition to the nature of the Adviser’s investment process, the Trustees considered the background and experience of the Adviser’s senior management and expertise of, and the amount of attention given to the Fund by investment personnel of the Adviser. In addition, the Trustees considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser. The Trustees noted that the Adviser actively oversees the service providers to the Fund to ensure that the Fund is well served. Based on this review, the Trustees believe that the Adviser provides high quality services to the Fund, as the Adviser’s personnel are focused on servicing the Fund.

In light of the Trustees’ discussions and considerations regarding the Adviser, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

Comparative Fees and Expenses

The Trustees then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, which impact costs to the shareholders of the Fund. Management reviewed with the Trustees the comparison of the Fund’s expense ratios to other similar funds. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used by the Adviser to determine the mutual funds that make up the peer groups identified and discussed below.

In the materials provided to the Trustees, there was a report comparing the Fund to two peer groups. The first peer group was a comparison versus the Morningstar Large Cap Blend Category peers, and the second peer group was a comparison versus custom “stockpicking” and “option” peers. In discussing and evaluating the report, the Trustees noted the following:

•
While the Fund had higher than average advisory and net expenses compared to the Morningstar Large Cap Blend category peers, the Fund’s return over the last few years is in the top half of the funds in the category. The Trustees also noted that unlike most peers in the category, the Fund utilizes an option enhancement strategy.

•
The Fund’s expense ratio is very favorable compared to option peers, which is important because the Trustees believe that the Fund’s option enhancement strategy is a unique strategy that sets the Fund apart from its competitors. As noted above, other funds in the Morningstar Large Cap Blend Category generally do not utilize an option strategy.

•	The Fund outperformed peer group funds on a since inception, five-year, three-year, and one-year basis.

•	The Fund performed extremely well against many of the stockpicking and large cap blend category peer group funds.

•	The Fund is still relatively small in assets under management, and the Adviser is subsidizing the expenses of the Fund to remain competitive with other funds.

After reviewing and discussing the comparison of the Fund’s expense ratios to other similar funds, as noted above, the Trustee’s concluded that the expense ratio of the Fund is within a reasonable range of comparable mutual funds, particularly funds that have an option strategy, and that the Fund’s fees are reasonable.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

Comparison of Fee Structures of Other Accounts

The Trustees then inquired of management regarding the distinction between the services performed by the Adviser for separately managed accounts and those performed by the Adviser for the Fund. The Adviser noted that the management of the Fund involves comprehensive and substantive duties beyond those involved with separate accounts. Specifically, the Adviser noted the following:

•
The Adviser provides tailored investment advisory services to the Fund in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders, as shareholder are able to redeem on a daily basis.

•	With regard to the Fund, the Adviser attempts to serve the needs of hundreds of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries.

•
The Adviser maintains a robust shareholder communication effort for the Fund to reach shareholders through direct contact, through intermediaries, or via the financial press, and has contributed significant financial resources to marketing efforts for the Fund.

•
The Adviser focuses on marketing the Fund and has found that the most effective way is through one-on-one meetings with RIA’s, which require significant amounts of time and resources to attract investors.

•
The Adviser coordinates with the Fund’s Chief Compliance Officer and other service providers to ensure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code or the Fund (there are not similar requirements that are applicable to separate accounts).

The Trustees concluded that the services performed by the Adviser for the Fund require a higher level of service and oversight than those performed for separate accounts. On the other hand, they noted that the Adviser has found that the client servicing of separately managed accounts can be very resource intensive. As the management of the Fund and the separately managed accounts is distinct, the Trustees concluded that the differential in advisory fees between the Fund and the separate accounts is reasonable and concluded that the fee rate charged to the Fund in comparison to those charged to the Adviser’s other clients is reasonable.

Performance

The Trustees reviewed the Adviser’s quality of investment management, management history and ability to successfully market the Fund. The Trustees noted that at each quarterly meeting, the Trustees review reports regarding the investment performance of the Fund. Based on the information provided at this meeting and the information

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

and quarterly discussions regarding the Fund’s investment performance, the Trustees believe that the Adviser manages the Fund in a manner that is materially consistent with its stated investment objective and style.

In assessing the performance of the Fund, which is positive, the Trustees noted the following:

•	The Fund’s return over the last three years is in the top half of the funds in the Morningstar Large Cap Blend category.

•	The Fund outperformed peer group funds on a since inception, five-year, three-year, and one-year basis.

•	The Fund performed extremely well against many of the stockpicking and large cap blend category peer group funds.

The Trustees concluded that the performance of the Fund, particularly adjusting for risk, has been satisfactory on a relative basis and more than satisfactory on an absolute basis. They continue to believe that the Adviser’s discipline should lead to more favorable results in the long-term and concluded that renewal of the existing advisory agreement was in the best interest of the Fund’s shareholders.

Costs and Profitability

The Trustees considered the cost of services provided and the profits realized by the Adviser. They also considered the Fund’s overall expense ratios compared to peer group funds. The Trustees concluded that given the size of the Fund and the niche strategy of the Fund, that the Fund’s fee structure is appropriate and reasonable.

The Trustees discussed in detail the profitability this year of the Adviser as it relates to the Fund, and they discussed the impact of the intermediary service fees on the profitability. The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Fund and concluded that the level of profitability realized by the Adviser from its provision of services to the Fund is reasonable, and that the overall expense ratios and investment advisory fees were fair and within a reasonable range of industry averages.

Economies of Scale

The Trustees discussed with management whether economies of scale are recognized by the Fund. They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale. On the other hand, the Trustees noted that many of the Fund’s expenses are subject to diseconomies of scale. For example, the intermediary service fees increase as the Fund’s assets grow.

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

Given the size of the Fund, the Trustees determined that the Fund has not realized economies of scale. They noted that the expenses for the Fund are currently capped and any excess is paid by the Adviser, which benefits shareholders. The Trustees concluded that the current fees were appropriate at foreseeable asset levels.

Fall-Out Benefits

The Trustees then considered other benefits to the Adviser from serving as Adviser to the Fund (in addition to the advisory fee). The Trustees noted that the Adviser does not derive ancillary benefits from its association with the Fund in the form of proprietary and third-party research products and services, as the Adviser does not receive any research or other services from the broker-dealers that the Fund trades with. They also briefly discussed soft dollars and the fact that the Fund does not utilize them.

It was noted that managing the Fund has provided more visibility for the Adviser in the financial media and industry in general, as the Fund has been highlighted in publications, including national publications. However, the primary focus of these articles has been the Fund.

Based on the Trustees’ discussion and analysis, the Trustees concluded that the other benefits realized by the Adviser from its relationship with the Fund were reasonable.

Conclusion

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Trustees, including all of the Independent Trustees, approved the continuation of the investment advisory agreement.

YCG Enhanced Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and Officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. Trustees who are “interested persons”, as defined by the 1940 Act, are indicated by asterisk.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by (1) calling toll free 1-855-444-9243; (2) on the Fund’s website located at http://www.ycgfunds.com; or (3) on the SEC’s website http://www.sec.gov.

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Brian Yacktman*	Trustee	Indefinite,	1	Manager, Founding	None.
3207 Ranch Road		Trustee		Partner and Chief
620 South, Suite 200		since 2012		Investment Officer,
Austin, TX 78738	President	One year		YCG, LLC,
Age: 41		term,		investment adviser
		President		to the Fund,
		since 2012		since 2007.

William D. Kruger*	Chairman	Indefinite,	1	Manager, Partner	None.
3207 Ranch Road	and	Trustee		and CEO, YCG,
620 South, Suite 200	Trustee	since 2012		LLC, investment
Austin, TX 78738	Vice	One year		adviser to the Fund,
Age: 41	President	term, Vice		since 2008.
	and	President
since 2012
	Treasurer	One year
term,
Treasurer
since 2012

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Independent Trustees:

Travis E. Oliphant	Trustee	Indefinite,	1	Scientific and	None.
3207 Ranch Road		Trustee		Technical Software
620 South, Suite 200		since 2012		Manager and
Austin, TX 78738				Executive.
Age: 49				Founder and CEO
of Anaconda
(Continuum Analytics),
January 2012 – 2017.
Founder and CEO
of Quansight,
2018 – Present.

Rory M. McDonald	Trustee	Indefinite,	1	Assistant Professor	None.
3207 Ranch Road		Trustee		of Business
620 South, Suite 200		since 2012		Administration in
Austin, TX 78738				the Technology
Age: 41				and Operations
Management Unit
at Harvard Business
School, 2013 – Present.

Cyril James Speirs	Trustee	Indefinite,	1	Retired, Previously,	None.
3207 Ranch Road		Trustee		Global Vice President
620 South, Suite 200		since 2017		Procurement for Whole
Austin, TX 78738				Foods Market, Inc.,
Age: 65				2005 – 2016.

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Officers who are not Trustees:

Elliott Savage	Vice	One year	N/A	Manager,	None.
3207 Ranch Road	President	term, Vice		Partner and
620 South, Suite 200		President		Portfolio manager,
Austin, TX 78738		since		YCG, LLC,
Age: 40		December		investment adviser
		2012		to the Fund,
	Secretary	One year		since 2012.
term,
Secretary
since
February
2016
	Assistant	One year
	Treasurer	term,
Assistant
Treasurer
since
December
2012

Lelia Long	Chief	One year	N/A	Chief Compliance	None.
3207 Ranch Road	Compliance	term, Chief		Officer, YCG, LLC
620 South, Suite 200	Officer	Compliance		2016 – Present,
Austin, TX 78738		Officer		Investment
Age: 58		since		Management &
		March 2016		Compliance
Consultant, Vigilant
Compliance LLC,
2009 – 2020.
Treasurer, New
Ireland Fund, Inc.,
2002 – 2020.

*
Brian Yacktman and William Kruger are considered to be “interested persons” of the Trust, a term that is defined in the 1940 Act.  Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is the owner of the investment adviser to the Fund.

Each trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

Privacy Notice

FACTS	WHAT DOES YCG FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all information sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this Notice carefully to understand what we do.

WHAT?	The types of information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Number
• Assets
• Retirement Assets
• Transaction History
• Checking Account History
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons YCG Funds chooses to share; and whether you can limit this sharing.

	Does YCG Funds	Can you limit
Reasons we can share your personal information.	Trust share?	this sharing?
For our everyday business purposes—
Such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus.
For our marketing purposes—
to offer our products and services to you.	No	We don’t share
For joint marketing with other financial
companies	No	We don’t share
For our affiliates’ everyday business purposes—
information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes—
information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 855-444-YCGF (9243)

Privacy Notice (continued)

Who we are
Who is providing	YCG Funds
this Notice?	YCG, LLC (investment adviser to the Trust)
US Bancorp Fund Services, LLC (administrator to the Trust)

What we do
How does	To protect your personal information from unauthorized
YCG Funds	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
your personal	and secured files and buildings.
information?	Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.
How does	We collect your personal information, for example, when you
YCG Funds	• Open an account
collect your	• Provide account information
personal	• Give us your contact information
information?	• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your drivers’ license
We also collect your personal information from other companies.
Why can’t I	Federal law gives you the right to limit only:
limit all sharing?	• Sharing for affiliates’ everyday business purposes—information about your creditworthiness.
• Affiliates from using your information to market to you.
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.

YCG, LLC, is an affiliate of YCG Funds
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.

• YCG Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you.

• YCG Funds does not jointly market.

 (This Page Intentionally Left Blank.)

For Fund information and shareholder services, call
1-855-444-9243
web site: www.ycgfunds.com

YCG Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Investment Adviser
YCG, LLC
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue Suite 2200
Milwaukee, WI 53202

This report is submitted for the general information of shareholders of the YCG Enhanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains more information concerning the Fund’s investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Travis E. Oliphant is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2020	FYE 11/30/2019
Audit Fees	$13,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2020	FYE 11/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2020	FYE 11/30/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accounting for the period covered by this report.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  YCG Funds

By (Signature and Title)*    /s/ Brian A. Yacktman
Brian A. Yacktman, President (Principal Executive Officer)

Date 1/26/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Brian A. Yacktman
Brian A. Yacktman, President (Principal Executive Officer)

Date 1/26/2021

By (Signature and Title)*    /s/ William D. Kruger
William D. Kruger, Treasurer (Principal Financial Officer)

Date 1/26/2021

* Print the name and title of each signing officer under his or her signature.